EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of T Bancshares, Inc. (the “Company”) for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick G. Adams, as Chief Executive Officer of the Company, and Ken Bramlage, as Vice President and Controller of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

T BANCSHARES, INC.

Date: November 13, 2009	By:	/s/ Patrick G. Adams
Patrick G. Adams Chief Executive Officer Principal Executive Officer Acting Co-Principal Financial Officer

Date: November 13, 2009	By:	/s/ Ken Bramlage
Ken Bramlage Vice President and Controller Acting Co-Principal Financial Officer